[PHOTO]

OPPENHEIMER TOTAL RETURN FUND, INC.

Annual Report December 31, 1996

"We want our
money to grow
because we
have some
long-term
goals, but we
also have needs
today."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO WANT GROWTH OVER TIME. AND BECAUSE THE FUND ALSO SEEKS TO PROVIDE INCOME, INVESTORS CAN LOOK OUT FOR TODAY'S NEEDS TOO.

                                      NEWS
                             OUTPERFORMED AVERAGE

Cumulative Total Return for the
10-Year Period Ended 12/31/96:

Oppenheimer Total Return
Fund, Inc.
Class A(at net asset value)(1)

 290.62%

Lipper Growth & Income Funds Average for 123 Funds for the Period Ended 12/31/96(3)

 246.66%

HOW YOUR FUND IS MANAGED

Oppenheimer Total Return Fund, Inc. offers long-term investors the opportunity for high total return. The Fund offers the potential for long-term growth plus the added advantage of income by investing in stocks with growth potential as well as income-producing stocks and bonds.

         This disciplined approach is designed to reduce risk through diversification and to enable the Fund to take advantage of a wide variety of market conditions.

PERFORMANCE

Total returns for the 12 months ended 12/31/96 for Class A, B, C and Y shares were 19.73%, 18.78%, 18.67% and 19.88%, respectively, without deducting sales charges.(1)

         Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 12/31/96 were 12.84%, 13.10% and 13.92%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 5/1/93 were 13.78% and 12.99%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 8/29/95 were 17.67% and 21.05%, respectively. For Class Y shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 6/1/94 were 19.88% and 17.36%, respectively.(2)

OUTLOOK

"We remain optimistic about the future. The Fund is very well positioned for the transition to a slower economy. And, we believe our dual growth and value approach gives us the flexibility to focus wherever the best investments exist."

                             Bruce Bartlett and Diane Sobin, Portfolio Managers
                                                              December 31, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest.

1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 5.75%. Prior to 4/1/94, the Fund's maximum sales charge for Class A shares was higher, so that actual results would have been less. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the deduction of the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and Class C shares are subject to an annual .75% asset-based sales charge.

3. Source: Lipper Analytical Services. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Total Return Fund, Inc. is characterized by Lipper as a growth & income fund. Lipper performance is based on total return and does not take sales charges into account.

2        Oppenheimer Total Return Fund, Inc.

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Total Return Fund, Inc.

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Total Return Fund, Inc.

DEAR SHAREHOLDER,


As 1996 has drawn to a close, we can look back and say that the past year has certainly been one for the record books. But it has not necessarily been easy for the faint of heart. During the first five months of the year, the stock market reported tremendous gains, thanks in part to strong corporate earnings, low inflation and stabilized interest rates. However, on the trail of a six-year bull market and with indices reporting all-time highs, many experts felt a correction was inevitable.

         The stock market volatility that jolted investors in June and July did not come as a complete surprise, but remarkably enough, by the end of September the stock market had rebounded and resumed its record-setting pace. During the fourth quarter, the Dow passed 6,500, both the S&P 500 and the technology-laden NASDAQ posted all-time highs, and the Russell 2000 came very close to hitting record levels.

         What does the new year have in store for the stock market and its investors? Of course, no one can predict the events of 1997 with complete accuracy. Instead, the experts rely on several economic indicators to offer clues about the market's direction. For example, the rate of unemployment has dropped to its lowest level in seven years and wage growth continues to make gains. As a result, consumer confidence is at its highest level since 1989.

         What these events suggest to many experts is the likelihood of higher inflation in 1997, countered by a possible increase in short-term interest rates. However, an opposing view is that economic growth will taper off sufficiently early in the year, calming fears of rising inflation and interest rate increases. Although the Federal Reserve appeared to agree with this reasoning in the third and fourth quarters of 1996, this may not be true in the future.

         The one thing we can accurately predict is that, regardless of the scenario, OppenheimerFunds will continue to monitor significant events and act appropriately. To that end, we view our outlook for the market as cautiously optimistic. Whichever direction interest rates move, we expect the market's volatile trading pattern to continue in the coming months. But while our watchword may be "caution," in the near term, we are still finding plenty of attractive investment opportunities today, both in the United States and abroad. We believe the correct approach is to carefully evaluate companies based on individual merits, such as strong management, fundamental business policies and long-term prospects for the future. Based on this strategy and the resilient performance the stock market has demonstrated in the past, our long-term view remains positive.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/ JAMES C. SWAIN                         /s/ BRIDGET A. MACASKILL

James C. Swain                             Bridget A. Macaskill

January 22, 1997

3        Oppenheimer Total Return Fund, Inc.

Q + A

[PHOTO]

Q What
areas are
you currently targeting?


AN INTERVIEW WITH YOUR FUND'S MANAGERS.

[PHOTO]

HOW HAS THE FUND PERFORMED?

We have been consistently pleased with Oppenheimer Total Return Fund, Inc.'s performance throughout the past year. Thanks largely to the successful integration of growth and value investing into one investment strategy, the Fund earned a very respectable total return for last year, without deducting the sales charge, of 19.73%.(1) The Fund also was ranked 308 out of 523 growth & income funds ranked by Lipper Analytical Services for the 1-year period ended 12/31/96.(2)

WHAT ARE THE PRIMARY REASONS FOR THE FUND'S POSITIVE PERFORMANCE?

Using a co-managed team structure to implement our combination of investment styles enabled us to incorporate what we felt were the best opportunities from each style. This resulted in a well-diversified portfolio that provided strong performance over the period.

         While, in general, the technology market was disappointing in 1996, we consider our technology holdings to be some of the Fund's best-performing investments in that year. This is because the companies we selected focused on the development of efficiency-enhancing products, such as software programs. Demand for these innovations has been strong, largely because they can help lower costs of the businesses that set up the systems, while also improving their quality of service.(3)

         Our investments in healthcare also performed particularly well. In general, the performance of the healthcare market was not noteworthy, and some sectors, such as healthcare services, performed well below expectations this year. But, we were able to target successful companies poised to thrive in an evolving


1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, 12/31/96. Oppenheimer Total Return Fund, Inc. was ranked 85 out of 212 funds in its category for the 5-year period ended 12/31/96 and 68 out of 123 funds for the 10-year period ended 12/31/96. Oppenheimer Total Return Fund, Inc. is categorized by Lipper as a growth & income fund. Lipper rankings compare average annual total returns and do not take sales charges into consideration.

3. The Fund's portfolio is subject to change.

4        Oppenheimer Total Return Fund, Inc.

FACING PAGE
Top left: Diane Sobin and Bruce Bartlett, Portfolio Managers

Top right: Michael Levine, Member of Equity Investments Team

Bottom:Jane Putnam, Member
of Equity Investments Team

THIS PAGE
Top:Robert Doll, Executive VP, Director of Equity Investments

Bottom: Bruce Bartlett


A We look
for investments that can generate
better-than-average
returns.


industry. For the most part, we found these businesses in the healthcare supplies sector.

         Finally, our fixed income investments also added to the performance of the Fund. At the beginning of 1996, we shifted our income focus from Treasury bonds to international fixed income securities.(4) This strategic move provided the Fund with a strong total return from increased income and strong investment earnings.

DID ANY INVESTMENTS NEGATIVELY IMPACT THE FUND?

Overall, we were pleased with the results of the portfolio's investments.
Using our stock selection process, we went to great lengths to avoid companies with deteriorating fundamentals. Of course, there are always areas or companies that do not match the results of our top performers. Electric utilities and consumer cyclicals are examples. However, the portfolio was underweighted in cyclicals over the year. And, in response to the weak performance of electric utilities over the past twelve months, we've been reducing these holdings and replacing them with other income-oriented investments.

[PHOTO]

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We're always on the lookout for investment opportunities that can generate better-than-average returns. But as we see the economy moving into a slower growth phase, we're seeking investments that can sustain those higher levels.

         Technology remains attractive because of the tremendous potential of efficiency-enhancing products. As other industries cut costs and streamline operations through technological innovations, earnings should grow.

         In addition, from a growth perspective, we find medium-cap companies appealing because of their moderate size and ability to move quickly when sound market opportunities present themselves.

[PHOTO]

WHAT IS YOUR OUTLOOK FOR THE FUND?

We remain optimistic about the future. The Fund is very well positioned for a transition to a slower economy. And, we believe our dual growth and value approach gives us the flexibility to focus wherever the best investments exist. As a result, we're finding many excellent opportunities today and expect to see them in the future as well.



4. Foreign investments are subject to additional risks and expenses such as exchange rate fluctuations. See the prospectus for additional information.

5        Oppenheimer Total Return Fund, Inc.

FINANCIALS

CONTENTS

STATEMENT OF INVESTMENTS                                   7
STATEMENT OF ASSETS AND LIABILITIES                       19
STATEMENT OF OPERATIONS                                   20
STATEMENTS OF CHANGES IN NET ASSETS                       21
FINANCIAL HIGHLIGHTS                                      22
NOTES TO FINANCIAL STATEMENTS                             24
INDEPENDENT AUDITORS' REPORT                              28
FEDERAL INCOME TAX INFORMATION                            29

6  Oppenheimer Total Return Fund, Inc.

       STATEMENT OF INVESTMENTS   December 31, 1996

                                                                                                 FACE                 MARKET VALUE
                                                                                                 AMOUNT(1)            SEE NOTE 1
====================================================================================================================================
SHORT-TERM NOTES--3.3%
-----------------------------------------------------------------------------------------------------------------------------------
       Ford Motor Credit Co., 5.40%, 1/2/97                                                      $  25,000,000         $ 24,996,097
       ----------------------------------------------------------------------------------------------------------------------------
       Goldman Sachs Group, L.P., 5.43%, 1/16/97                                                    50,000,000           49,886,875
       ----------------------------------------------------------------------------------------------------------------------------
       Sheffield Receivables Corp., 5.70%, 1/3/97                                                   12,500,000           12,496,042
                                                                                                                       ------------
       Total Short-Term Notes (Cost $87,379,014)                                                                         87,379,014

===================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--0.8%
-----------------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts.:
       5%, 1/31/98                                                                                   4,000,000            3,961,252
       7.75%, 11/30/99(2)(3)                                                                        10,000,000           10,446,879
       7.75%, 12/31/99(2)                                                                            5,000,000            5,229,690
                                                                                                                        -----------
       Total U.S. Government Obligations (Cost $18,990,037)                                                              19,637,821

===================================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--2.8%
-----------------------------------------------------------------------------------------------------------------------------------
       Banco Estado Minas Gerais, 8.25%, 2/10/00                                                     2,000,000            1,931,250
       ----------------------------------------------------------------------------------------------------------------------------
       Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
       10.625%, 8/7/06(2)                                                                            1,000,000            1,037,500
       ----------------------------------------------------------------------------------------------------------------------------
       Banco Nacional de Comercio Exterior SNC International Finance
       BV Gtd. Registered Bonds, 11.25%, 5/30/06                                                     2,900,000            3,164,625
       ----------------------------------------------------------------------------------------------------------------------------
       Bonos de la Tesoreria de la Federacion, Zero Coupon, 27.80%, 9/4/97(4) MXP                   11,671,330            1,267,726
       ----------------------------------------------------------------------------------------------------------------------------
       Buenos Aires (Province of) Bonds, 10%, 3/5/01 DEM                                             1,100,000              764,449
       ----------------------------------------------------------------------------------------------------------------------------
       Canada (Government of) Debs., 10.50%, 7/1/00 CAD                                              5,680,000            4,861,048
       ----------------------------------------------------------------------------------------------------------------------------
       Central Bank of Costa Rica Interest Claim Bonds, Series B,
       6.344%, 5/21/05(5)(6)                                                                           809,147              763,633
       ----------------------------------------------------------------------------------------------------------------------------
       Comtel Brasileira Ltd. Nts., 10.75%, 9/26/04(7)                                                 500,000              515,625
       ----------------------------------------------------------------------------------------------------------------------------
       Denmark (Kingdom of) Bonds, 8%, 11/15/01 DKK                                                 35,290,000            6,640,535
       ----------------------------------------------------------------------------------------------------------------------------
       Hashemite Kingdom of Jordan Interest Arrears Bonds, 6.50%, 12/23/05(6)                        2,225,000            2,052,562
       ----------------------------------------------------------------------------------------------------------------------------
       Italy (Republic of) Sr. Unsec. Unsub. Global Bonds, 0.563%, 7/26/99(6) JPY                  530,000,000            4,589,954
       ----------------------------------------------------------------------------------------------------------------------------
       Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali,
       10.50%, 11/1/98 ITL                                                                       6,295,000,000            4,433,473
       ----------------------------------------------------------------------------------------------------------------------------
       Ministry of Finance (Russian Government) Unsec. Unsub. Debs.,
       Series REGS, 9.25%, 11/27/01                                                                     40,000               38,975
       ----------------------------------------------------------------------------------------------------------------------------
       New Zealand (Government of) Bonds, 8%, 4/15/04 NZD                                            1,610,000            1,188,308
       ----------------------------------------------------------------------------------------------------------------------------
       New Zealand (Government of) Index Linked Bonds, 4.60%, 2/15/16(6) NZD                            78,000               53,995
       ----------------------------------------------------------------------------------------------------------------------------
       Norwegian Government Bonds, 9.50%, 10/31/02 NOK                                              10,430,000            1,950,956
       ----------------------------------------------------------------------------------------------------------------------------
       Panama (Republic of) Interest Reduction Bonds, 3.50%, 7/17/14(8)                              4,000,000            2,783,760
       ----------------------------------------------------------------------------------------------------------------------------
       Portugal (Republic of) Gtd. Bonds, Obrigicion do tes Medio Prazo,
       11.625%, 2/23/98 PTE                                                                        336,000,000            2,295,675
       ----------------------------------------------------------------------------------------------------------------------------
       Russia (Government of) Interest Nts., 12/29/49(9)(10)                                         2,000,000            1,392,500
       ----------------------------------------------------------------------------------------------------------------------------
       Sweden (Kingdom of) Bonds, Series 1030, 13%, 6/15/01 SEK                                     17,400,000            3,285,576
       ----------------------------------------------------------------------------------------------------------------------------
       Telecomunicacoes Brasileiras SA Bonds, 13%, 2/5/99 ITL                                      540,000,000              382,441
       ----------------------------------------------------------------------------------------------------------------------------
       Telkom SA Ltd. Bonds, Series TK05, 12%, 3/31/98 ZAR                                           5,720,000            1,164,615

7      Oppenheimer Total Return Fund, Inc.

                                                                                                 FACE                  MARKET VALUE
                                                                                                 AMOUNT(1)             SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS
(CONTINUED)
       Treasury Corp. of Victoria Gtd. Bonds, 12%, 9/22/01 AUD                                       6,660,000          $ 6,325,850
       ----------------------------------------------------------------------------------------------------------------------------
       United Kingdom Treasury Nts., 12.50%, 11/21/05 GBP                                            4,680,000           10,156,337
       ----------------------------------------------------------------------------------------------------------------------------
       United Mexican States Bonds, 10.375%, 1/29/03 DEM                                             8,180,000            5,724,533
       ----------------------------------------------------------------------------------------------------------------------------
       Venezuela (Republic of) Collateralized Par Bonds,
       Series W-A, 6.75%, 3/31/20                                                                    2,250,000            1,726,875
       ----------------------------------------------------------------------------------------------------------------------------
       Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
       Series A, 6.625%, 3/31/07(6)                                                                  3,900,000            3,485,625
                                                                                                                        -----------
       Total Foreign Government Obligations (Cost $72,013,641)                                                           73,978,401

===================================================================================================================================
LOAN PARTICIPATIONS--0.2%
-----------------------------------------------------------------------------------------------------------------------------------
       Algeria (Republic of) Reprofiled Debt Loan Participation,
       Tranche A, 6.625%, 9/4/06(5)(6)                                                               1,875,000            1,448,437
       ----------------------------------------------------------------------------------------------------------------------------
       Morocco (Kingdom of) Loan Participation Agreement,
       Tranche A, 6.437%, 1/1/09((2)6)                                                               4,505,000            3,672,983
       ----------------------------------------------------------------------------------------------------------------------------
       Trinidad & Tobago Loan Participation Agreement,
       Tranche B, 1.772%, 9/30/00(5)(6) JPY                                                         95,165,638              762,506
                                                                                                                        -----------
       Total Loan Participations (Cost $5,544,705)                                                                        5,883,926

===================================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.7%
-----------------------------------------------------------------------------------------------------------------------------------
       Banco Itamarati SA, 11.625% Sr. Unsec. Debs., 11/23/97(5)                                     2,015,000            2,070,412
       ----------------------------------------------------------------------------------------------------------------------------
       Bank of America Malaysia, Zero Coupon Nts., 7.16%, 3/27/97(4) MYR                               884,000              344,479
       ----------------------------------------------------------------------------------------------------------------------------
       Bank of America Malaysia, Zero Coupon Nts., 7.22%, 4/11/97(4) MYR                             2,383,000              925,861
       ----------------------------------------------------------------------------------------------------------------------------
       Central Termica Guemes, 12% Bonds, 11/26/01(5)                                                1,200,000            1,218,000
       ----------------------------------------------------------------------------------------------------------------------------
       Citibank Malaysia Banker's Acceptance, Zero Coupon Negotiable CD,
       7.16%, 3/24/97(4) MYR                                                                           733,000              285,807
       ----------------------------------------------------------------------------------------------------------------------------
       Citibank Malaysia Banker's Acceptance, Zero Coupon Negotiable CD,
       7.17%, 5/5/97(4) MYR                                                                            700,000              270,729
       ----------------------------------------------------------------------------------------------------------------------------
       Citibank Malaysia Banker's Acceptance, Zero Coupon Negotiable CD,
       7.16%, 5/7/97(4) MYR                                                                            700,000              270,623
       ----------------------------------------------------------------------------------------------------------------------------
       Empresas ICA Sociedad Controladora SA de CV, 11.875% Nts., 5/30/01                            1,800,000            1,917,000
       ----------------------------------------------------------------------------------------------------------------------------
       Indah Kiat International Finance Co. BV, 11.875% Sr. Sec. Gtd. Nts., 6/15/02                  1,500,000            1,640,625
       ----------------------------------------------------------------------------------------------------------------------------
       Mechala Group Jamaica Ltd., 12.75% Bonds, 12/30/99(5)                                           775,000              779,844
       ----------------------------------------------------------------------------------------------------------------------------
       PT Hutama Karya, Zero Coupon Medium-Term Nts., 17.51%, 3/19/97(4) IDR                     5,200,000,000            2,133,295
       ----------------------------------------------------------------------------------------------------------------------------
       PT Polysindo Eka Perkasa, 13% Gtd. Nts., 6/15/01                                              1,500,000            1,687,500
       ----------------------------------------------------------------------------------------------------------------------------
       Snap Ltd., 11.50% Sec. Bonds, 1/29/09 DEM                                                     5,840,000            3,836,847
       ----------------------------------------------------------------------------------------------------------------------------
       Tjiwi Kimia International Finance Co. BV, 13.25% Sr. Gtd. Nts., 8/1/01                        1,500,000            1,695,000
                                                                                                                        -----------
       Total Non-Convertible Corporate Bonds and Notes (Cost $18,813,807)                                                19,076,022

===================================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--2.8%
-----------------------------------------------------------------------------------------------------------------------------------
       ADT Operations, Inc., Zero Coupon Cv. Sub. Nts., 6.50%, 7/6/10(4)                            10,000,000            6,512,500
       ----------------------------------------------------------------------------------------------------------------------------
       Central Garden & Pet Co., 6% Cv. Sub. Nts., 11/15/03(7)                                       4,100,000            4,069,250
       ----------------------------------------------------------------------------------------------------------------------------
       Empresas ICA Sociedad Controladora SA de CV, 5% Cv. Sub. Debs., 3/15/04                         600,000              423,000
       ----------------------------------------------------------------------------------------------------------------------------
       First Financial Management Corp., 5% Cv. Debs., 12/15/99                                      1,500,000            2,593,125
       ----------------------------------------------------------------------------------------------------------------------------
       HEALTHSOUTH Corp., 5% Cv. Sub. Debs., 4/1/01                                                  4,000,000            8,040,000

8      Oppenheimer Total Return Fund, Inc.

                                                                                                  FACE                 MARKET VALUE
                                                                                                  AMOUNT(1)            SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE
BONDS AND NOTES
(CONTINUED)
       IRSA Inversiones y Representaciones SA, 4.50%
       Puttable & Redeemable Cv. Knockout Securities, 8/2/03(7)                                    $ 7,758,000          $ 7,724,059
       ----------------------------------------------------------------------------------------------------------------------------
       Nabors Industries, Inc., 5% Cv. Sub. Nts., 5/15/06                                            4,800,000            5,952,000
       ----------------------------------------------------------------------------------------------------------------------------
       Offshore Logistics, Inc., 6% Cv. Sub. Nts., 12/15/03(5)                                       5,000,000            5,262,500
       ----------------------------------------------------------------------------------------------------------------------------
       Physicians Clinical Laboratory, Inc., 7.50% Cv. Sub. Debs., 8/15/00(5)(11)                    3,000,000               30,000
       ----------------------------------------------------------------------------------------------------------------------------
       Seacor Holdings, Inc., 5.375% Cv. Sub. Nts., 11/15/06(7)                                      3,000,000            3,474,375
       ----------------------------------------------------------------------------------------------------------------------------
       Sports Authority, Inc. (The), 5.25% Cv. Sub. Nts., 9/15/01(7)                                 3,000,000            2,816,250
       ----------------------------------------------------------------------------------------------------------------------------
       Thermo Electron Corp., 4.25% Cv. Sub. Nts., 1/1/03(7)                                         4,000,000            4,715,000
       ----------------------------------------------------------------------------------------------------------------------------
       Thermo Electron Corp., 5% Cv. Debs., 4/15/01                                                  5,000,000            8,912,500
       ----------------------------------------------------------------------------------------------------------------------------
       U.S. Filter Corp., 4.50% Cv. Sub. Nts., 12/15/01                                              3,000,000            3,063,750
       ----------------------------------------------------------------------------------------------------------------------------
       U.S. Filter Corp., 6% Cv. Sub. Nts., 9/15/05                                                  1,250,000            2,200,000
       ----------------------------------------------------------------------------------------------------------------------------
       U.S. Filter Corp., 6% Cv. Sub. Nts., 9/15/05                                                  1,250,000            2,200,000
       ----------------------------------------------------------------------------------------------------------------------------
       United Waste Systems, Inc., 4.50% Cv. Sub. Nts., 6/1/01(7)                                    4,000,000            4,785,000
                                                                                                                        -----------
       Total Convertible Corporate Bonds and Notes (Cost $61,220,865)                                                    72,773,309

                                                                                                     SHARES
===================================================================================================================================
COMMON STOCKS--80.7%
-----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--4.9%
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--3.6%
-----------------------------------------------------------------------------------------------------------------------------------
       Betzdearborn, Inc.                                                                              145,100            8,488,350
       ----------------------------------------------------------------------------------------------------------------------------
       Cabot Corp.                                                                                      94,900            2,384,362
       ----------------------------------------------------------------------------------------------------------------------------
       Du Pont (E.I.) De Nemours & Co.                                                                 362,800           34,239,250
       ----------------------------------------------------------------------------------------------------------------------------
       IMC Global, Inc.                                                                                165,000            6,455,625
       ----------------------------------------------------------------------------------------------------------------------------
       Morton International, Inc.                                                                      440,000           17,930,000
       ----------------------------------------------------------------------------------------------------------------------------
       Praxair, Inc.                                                                                   535,000           24,676,875
                                                                                                                        -----------
                                                                                                                         94,174,462

-----------------------------------------------------------------------------------------------------------------------------------
GOLD--0.4%
       Newmont Mining Corp.                                                                            260,000           11,635,000
-----------------------------------------------------------------------------------------------------------------------------------
METALS--0.9%
       Allegheny Teledyne, Inc.                                                                        250,000            5,750,000
       ----------------------------------------------------------------------------------------------------------------------------
       Aluminum Co. of America                                                                         150,000            9,562,500
       ----------------------------------------------------------------------------------------------------------------------------
       Nucor Corp.                                                                                     150,900            7,695,900
                                                                                                                        -----------
                                                                                                                         23,008,400

-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--14.3%
-----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.6%
       General Motors Corp.                                                                            170,000            9,477,500
       ----------------------------------------------------------------------------------------------------------------------------
       Lear Seating Corp.(12)                                                                          200,000            6,825,000
       ----------------------------------------------------------------------------------------------------------------------------
       Miller Industries, Inc.(12)                                                                     120,000            2,400,000
       ----------------------------------------------------------------------------------------------------------------------------
       Pep Boys-Manny, Moe & Jack                                                                      190,000            5,842,500
       ----------------------------------------------------------------------------------------------------------------------------
       Sherwin-Williams Co.                                                                            221,100           12,381,600
       ----------------------------------------------------------------------------------------------------------------------------
       SPX Corp.                                                                                       125,000            4,843,750
                                                                                                                        -----------
                                                                                                                         41,770,350

-----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--3.8%
       Brinker International, Inc.(12)                                                                 200,000            3,200,000
       ----------------------------------------------------------------------------------------------------------------------------
       Carnival Corp., Cl. A                                                                           310,000           10,230,000
       ----------------------------------------------------------------------------------------------------------------------------
       Eastman Kodak Co.                                                                               160,000           12,840,000
       ----------------------------------------------------------------------------------------------------------------------------
       Gaylord Entertainment Co., Cl. A                                                                400,000            9,150,000
       ----------------------------------------------------------------------------------------------------------------------------
       HFS, Inc.(12)                                                                                   141,400            8,448,650

9      Oppenheimer Total Return Fund, Inc.

                                                                                                                     MARKET VALUE
                                                                                                       SHARES        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT
(CONTINUED)
       Landry's Seafood Restaurants, Inc.(12)                                                          580,000         $ 12,397,500
       ----------------------------------------------------------------------------------------------------------------------------
       Nintendo Co. Ltd.                                                                               126,300            9,020,651
       ----------------------------------------------------------------------------------------------------------------------------
       Regal Cinemas, Inc.(12)                                                                         455,100           13,994,325
       ----------------------------------------------------------------------------------------------------------------------------
       Starbucks Corp.(12)                                                                             275,000            7,871,875
       ----------------------------------------------------------------------------------------------------------------------------
       Viacom, Inc., Cl. B(12)                                                                         225,000            7,846,875
       ----------------------------------------------------------------------------------------------------------------------------
       West Marine, Inc.(12)                                                                           150,000            4,237,500
                                                                                                                       ------------
                                                                                                                         99,237,376

-----------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.8%
       Comcast Corp., Cl. A Special                                                                    300,000            5,343,750
       ----------------------------------------------------------------------------------------------------------------------------
       Cox Communications, Inc., Cl. A(12)                                                             260,000            6,012,500
       ----------------------------------------------------------------------------------------------------------------------------
       U S West Media Group(12)                                                                        450,000            8,325,000
                                                                                                                       ------------
                                                                                                                         19,681,250

-----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--3.6%
       Federated Department Stores, Inc.(12)                                                           200,000            6,825,000
       ----------------------------------------------------------------------------------------------------------------------------
       Gucci Group NV                                                                                  154,500            9,868,687
       ----------------------------------------------------------------------------------------------------------------------------
       Jones Apparel Group, Inc.(12)                                                                   275,000           10,278,125
       ----------------------------------------------------------------------------------------------------------------------------
       Kohl's Corp.(12)                                                                                370,000           14,522,500
       ----------------------------------------------------------------------------------------------------------------------------
       May Department Stores Cos.                                                                      150,000            7,012,500
       ----------------------------------------------------------------------------------------------------------------------------
       Price/Costco, Inc.(12)                                                                          550,000           13,818,750
       ----------------------------------------------------------------------------------------------------------------------------
       Revco D.S., Inc.(12)                                                                            285,000           10,545,000
       ----------------------------------------------------------------------------------------------------------------------------
       Shaw Industries, Inc.                                                                           380,000            4,465,000
       ----------------------------------------------------------------------------------------------------------------------------
       Wal-Mart Stores, Inc.                                                                           395,000            9,035,625
       ----------------------------------------------------------------------------------------------------------------------------
       Warnaco Group, Inc. (The), Cl. A                                                                 73,900            2,189,287
       ----------------------------------------------------------------------------------------------------------------------------
       Wolverine World Wide, Inc.                                                                      155,000            4,495,000
                                                                                                                       ------------
                                                                                                                         93,055,474

-----------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--4.5%
       adidas AG, ADS(7)                                                                                76,000            3,279,453
       ----------------------------------------------------------------------------------------------------------------------------
       Central Garden & Pet Co.(12)                                                                     50,000            1,053,125
       ----------------------------------------------------------------------------------------------------------------------------
       CompUSA, Inc.(12)                                                                               358,200            7,387,875
       ----------------------------------------------------------------------------------------------------------------------------
       Ethan Allen Interiors, Inc.                                                                     125,000            4,812,500
       ----------------------------------------------------------------------------------------------------------------------------
       Gadzooks, Inc.(12)                                                                              100,000            1,825,000
       ----------------------------------------------------------------------------------------------------------------------------
       Home Depot, Inc.                                                                                274,000           13,734,250
       ----------------------------------------------------------------------------------------------------------------------------
       Intimate Brands, Inc., Cl. A                                                                    225,000            3,825,000
       ----------------------------------------------------------------------------------------------------------------------------
       Nike, Inc., Cl. B                                                                               253,100           15,122,725
       ----------------------------------------------------------------------------------------------------------------------------
       Nine West Group, Inc.(12)                                                                       562,000           26,062,750
       ----------------------------------------------------------------------------------------------------------------------------
       OfficeMax, Inc.(12)                                                                             651,000            6,916,875
       ----------------------------------------------------------------------------------------------------------------------------
       Pacific Sunware of California, Inc.(12)                                                          87,500            2,253,125
       ----------------------------------------------------------------------------------------------------------------------------
       Sports Authority, Inc. (The)(12)                                                                 50,000            1,087,500
       ----------------------------------------------------------------------------------------------------------------------------
       Staples, Inc.(12)                                                                               337,500            6,096,094
       ----------------------------------------------------------------------------------------------------------------------------
       Tiffany & Co.                                                                                   150,000            5,493,750
       ----------------------------------------------------------------------------------------------------------------------------
       TJX Cos., Inc.                                                                                  170,000            8,053,750
       ----------------------------------------------------------------------------------------------------------------------------
       Walgreen Co.                                                                                    200,000            8,000,000
       ----------------------------------------------------------------------------------------------------------------------------
       Wet Seal, Inc., Cl. A(12)                                                                        87,500            1,870,312
                                                                                                                       ------------
                                                                                                                        116,874,084

10     Oppenheimer Total Return Fund, Inc.

                                                                                                                      MARKET VALUE
                                                                                                     SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--15.7%
-----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.5%
       Anheuser-Busch Cos., Inc.                                                                       350,000        $  14,000,000
-----------------------------------------------------------------------------------------------------------------------------------
FOOD--1.3%
       Albertson's, Inc.                                                                               200,000            7,125,000
       ----------------------------------------------------------------------------------------------------------------------------
       Hormel Foods Corp.                                                                              255,000            6,885,000
       ----------------------------------------------------------------------------------------------------------------------------
       JP Foodservice, Inc.(12)                                                                        196,900            5,488,587
       ----------------------------------------------------------------------------------------------------------------------------
       Richfood Holdings, Inc.                                                                         202,500            4,910,625
       ----------------------------------------------------------------------------------------------------------------------------
       Vons Cos., Inc. (The)(12)                                                                       140,000            8,382,500
                                                                                                                       ------------
                                                                                                                         32,791,712

-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.6%
       Abbott Laboratories                                                                             425,000           21,568,750
       ----------------------------------------------------------------------------------------------------------------------------
       American Home Products Corp.                                                                    305,000           17,880,625
       ----------------------------------------------------------------------------------------------------------------------------
       Bristol-Myers Squibb Co.                                                                        125,000           13,593,750
       ----------------------------------------------------------------------------------------------------------------------------
       Genzyme Corp.(12)                                                                               310,000            6,742,500
       ----------------------------------------------------------------------------------------------------------------------------
       Johnson & Johnson                                                                               290,000           14,427,500
       ----------------------------------------------------------------------------------------------------------------------------
       Neurex Corp.(12)                                                                                125,000            2,125,000
       ----------------------------------------------------------------------------------------------------------------------------
       Pharmacia & Upjohn, Inc.                                                                        200,000            7,925,000
       ----------------------------------------------------------------------------------------------------------------------------
       SmithKline Beecham plc, ADR                                                                     150,000           10,200,000
                                                                                                                       ------------
                                                                                                                         94,463,125

-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--5.9%
       Baxter International, Inc.                                                                      270,000           11,070,000
       ----------------------------------------------------------------------------------------------------------------------------
       Becton, Dickinson & Co.                                                                         250,000           10,843,750
       ----------------------------------------------------------------------------------------------------------------------------
       Boston Scientific Corp.(12)                                                                     175,000           10,500,000
       ----------------------------------------------------------------------------------------------------------------------------
       Cardinal Health, Inc.                                                                           580,000           33,785,000
       ----------------------------------------------------------------------------------------------------------------------------
       HEALTHSOUTH Corp.(12)                                                                         1,180,000           45,577,500
       ----------------------------------------------------------------------------------------------------------------------------
       Hillenbrand Industries, Inc.                                                                    170,000            6,162,500
       ----------------------------------------------------------------------------------------------------------------------------
       Lynx Therapeutics, Inc. (New)(12)                                                                15,390               61,560
       ----------------------------------------------------------------------------------------------------------------------------
       Medtronic, Inc.                                                                                 115,000            7,820,000
       ----------------------------------------------------------------------------------------------------------------------------
       Molecular Devices Corp.(12)                                                                     190,000            2,956,875
       ----------------------------------------------------------------------------------------------------------------------------
       Orthodontic Centers of America, Inc.(12)                                                        601,400            9,622,400
       ----------------------------------------------------------------------------------------------------------------------------
       Vencor, Inc.(12)                                                                                300,000            9,487,500
       ----------------------------------------------------------------------------------------------------------------------------
       WellPoint Health Networks, Inc.(12)                                                             183,000            6,290,625
                                                                                                                       ------------
                                                                                                                        154,177,710

-----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--2.7%
       Avon Products, Inc.                                                                             365,000           20,850,625
       ----------------------------------------------------------------------------------------------------------------------------
       Kimberly-Clark Corp.                                                                            430,000           40,957,500
       ----------------------------------------------------------------------------------------------------------------------------
       Tambrands, Inc.                                                                                 200,000            8,175,000
                                                                                                                       ------------
                                                                                                                         69,983,125

11     Oppenheimer Total Return Fund, Inc.

                                                                                                                      MARKET VALUE
                                                                                                       SHARES         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
TOBACCO--1.7%
       Philip Morris Cos., Inc.                                                                        315,000         $ 35,476,875
       ----------------------------------------------------------------------------------------------------------------------------
       RJR Nabisco Holdings Corp.                                                                      300,000           10,200,000
                                                                                                                       ------------
                                                                                                                         45,676,875

-----------------------------------------------------------------------------------------------------------------------------------
ENERGY--6.0%
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--2.2%
       Dresser Industries, Inc.                                                                        135,000            4,185,000
       ----------------------------------------------------------------------------------------------------------------------------
       Kerr-McGee Corp.                                                                                120,000            8,640,000
       ----------------------------------------------------------------------------------------------------------------------------
       Schlumberger Ltd.                                                                               241,800           24,149,775
       ----------------------------------------------------------------------------------------------------------------------------
       Seacor Holdings, Inc.(12)                                                                       100,000            6,300,000
       ----------------------------------------------------------------------------------------------------------------------------
       Tidewater, Inc.                                                                                 330,000           14,932,500
                                                                                                                       ------------
                                                                                                                         58,207,275

-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--3.8%
       Amoco Corp.                                                                                     150,000           12,075,000
       ----------------------------------------------------------------------------------------------------------------------------
       Exxon Corp.                                                                                     160,000           15,680,000
       ----------------------------------------------------------------------------------------------------------------------------
       Louisiana Land & Exploration Co.                                                                125,000            6,703,125
       ----------------------------------------------------------------------------------------------------------------------------
       MAPCO, Inc.                                                                                     290,000            9,860,000
       ----------------------------------------------------------------------------------------------------------------------------
       Mobil Corp.                                                                                      85,000           10,391,250
       ----------------------------------------------------------------------------------------------------------------------------
       Union Pacific Resources Group, Inc.                                                             509,083           14,890,678
       ----------------------------------------------------------------------------------------------------------------------------
       Unocal Corp.                                                                                    400,000           16,250,000
       ----------------------------------------------------------------------------------------------------------------------------
       USX-Marathon Group                                                                              600,000           14,325,000
                                                                                                                       ------------
                                                                                                                        100,175,053

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--13.5%
-----------------------------------------------------------------------------------------------------------------------------------
BANKS--6.3%
       BankAmerica Corp.                                                                               285,000           28,428,750
       ----------------------------------------------------------------------------------------------------------------------------
       Chase Manhattan Corp. (New)                                                                     222,400           19,849,200
       ----------------------------------------------------------------------------------------------------------------------------
       Citicorp                                                                                         70,000            7,210,000
       ----------------------------------------------------------------------------------------------------------------------------
       CoreStates Financial Corp.                                                                      100,000            5,187,500
       ----------------------------------------------------------------------------------------------------------------------------
       Deutsche Bank AG                                                                                 70,000            3,261,288
       ----------------------------------------------------------------------------------------------------------------------------
       Dresdner Bank AG                                                                                131,500            3,925,095
       ----------------------------------------------------------------------------------------------------------------------------
       First America Bank Corp.                                                                        103,400            6,216,925
       ----------------------------------------------------------------------------------------------------------------------------
       Firstar Corp.                                                                                   246,700           12,951,750
       ----------------------------------------------------------------------------------------------------------------------------
       National City Corp.                                                                             160,000            7,180,000
       ----------------------------------------------------------------------------------------------------------------------------
       PNC Bank Corp.                                                                                  300,000           11,287,500
       ----------------------------------------------------------------------------------------------------------------------------
       Societe Generale                                                                                 47,000            5,071,809
       ----------------------------------------------------------------------------------------------------------------------------
       Summit Bancorp                                                                                  440,000           19,250,000
       ----------------------------------------------------------------------------------------------------------------------------
       TCF Financial Corp.                                                                             390,000           16,965,000
       ----------------------------------------------------------------------------------------------------------------------------
       Washington Mutual, Inc.                                                                         385,000           16,675,313
                                                                                                                       ------------
                                                                                                                        163,460,130

12     Oppenheimer Total Return Fund, Inc.

                                                                                                                      MARKET VALUE
                                                                                                     SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--5.6%
       Associates First Capital Corp., Cl. A                                                           307,100         $ 13,550,788
       ----------------------------------------------------------------------------------------------------------------------------
       Concord EFS, Inc.(12)                                                                           135,000            3,813,750
       ----------------------------------------------------------------------------------------------------------------------------
       Fannie Mae                                                                                       85,000            3,166,250
       ----------------------------------------------------------------------------------------------------------------------------
       Federal Home Loan Mortgage Corp.                                                                190,000           20,923,750
       ----------------------------------------------------------------------------------------------------------------------------
       Household International, Inc.                                                                   496,000           45,756,000
       ----------------------------------------------------------------------------------------------------------------------------
       MBNA Corp.                                                                                      597,500           24,796,250
       ----------------------------------------------------------------------------------------------------------------------------
       Travelers Group, Inc.                                                                           776,667           35,241,265
                                                                                                                       ------------
                                                                                                                        147,248,053

-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.6%
       Allstate Corp.                                                                                  200,000           11,575,000
       ----------------------------------------------------------------------------------------------------------------------------
       ITT Hartford Group, Inc.                                                                        225,000           15,187,500
       ----------------------------------------------------------------------------------------------------------------------------
       MGIC Investment Corp.                                                                           140,500           10,678,000
       ----------------------------------------------------------------------------------------------------------------------------
       SunAmerica, Inc.                                                                                 75,000            3,328,125
                                                                                                                        -----------
                                                                                                                         40,768,625

-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--7.7%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.4%
       Honeywell, Inc.                                                                                 570,500           37,510,375
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--2.9%
       AccuStaff, Inc.(12)                                                                             215,000            4,541,875
       ----------------------------------------------------------------------------------------------------------------------------
       Corrections Corp. of America(12)                                                                200,000            6,125,000
       ----------------------------------------------------------------------------------------------------------------------------
       Reynolds & Reynolds Co., Cl. A                                                                  464,800           12,084,800
       ----------------------------------------------------------------------------------------------------------------------------
       Service Corp. International                                                                   1,383,000           38,724,000
       ----------------------------------------------------------------------------------------------------------------------------
       United Waste Systems, Inc.(12)                                                                  160,000            5,500,000
       ----------------------------------------------------------------------------------------------------------------------------
       USA Waste Services, Inc.(12)                                                                    295,000            9,403,125
                                                                                                                        -----------
                                                                                                                         76,378,800

-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--2.1%
       American Standard Cos., Inc.(12)                                                                386,500           14,783,625
       ----------------------------------------------------------------------------------------------------------------------------
       New Holland NV(12)                                                                              362,000            7,556,750
       ----------------------------------------------------------------------------------------------------------------------------
       Tenneco, Inc. (New)                                                                             120,000            5,415,000
       ----------------------------------------------------------------------------------------------------------------------------
       Tyco International Ltd.                                                                         490,000           25,908,750
       ----------------------------------------------------------------------------------------------------------------------------
       U.S. Filter Corp.(12)                                                                            50,000            1,587,500
                                                                                                                        -----------
                                                                                                                         55,251,625

-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.3%
       Alexander & Baldwin, Inc.                                                                        70,000            1,750,000
       ----------------------------------------------------------------------------------------------------------------------------
       Canadian Pacific Ltd. (New)                                                                     460,000           12,190,000
       ----------------------------------------------------------------------------------------------------------------------------
       Newport News Shipbuilding, Inc.(12)                                                              24,000              360,000
       ----------------------------------------------------------------------------------------------------------------------------
       Union Pacific Corp.                                                                             320,000           19,240,000
                                                                                                                        -----------
                                                                                                                         33,540,000

13     Oppenheimer Total Return Fund, Inc.

                                                                                                                      MARKET VALUE
                                                                                                       SHARES         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--12.2%
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.6%
       Precision Castparts Corp.                                                                       300,000          $14,887,500
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--2.8%
       Applied Magnetics Corp.(12)                                                                          65                1,950
       ----------------------------------------------------------------------------------------------------------------------------
       Compaq Computer Corp.(12)                                                                       105,000            7,796,250
       ----------------------------------------------------------------------------------------------------------------------------
       Gateway 2000, Inc.(12)                                                                          405,000           21,692,813
       ----------------------------------------------------------------------------------------------------------------------------
       Ingram Micro, Inc., Cl. A(12)                                                                   123,600            2,842,800
       ----------------------------------------------------------------------------------------------------------------------------
       Seagate Technology(12)                                                                          760,000           30,020,000
       ----------------------------------------------------------------------------------------------------------------------------
       Sun Microsystems, Inc.(12)                                                                      460,000           11,816,250
                                                                                                                       ------------
                                                                                                                         74,170,063

-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--1.3%
       BMC Software, Inc.(12)                                                                          285,000           11,791,875
       ----------------------------------------------------------------------------------------------------------------------------
       Computer Associates International, Inc.                                                         237,500           11,815,625
       ----------------------------------------------------------------------------------------------------------------------------
       Microsoft Corp.(12)                                                                              90,000            7,436,250
       ----------------------------------------------------------------------------------------------------------------------------
       Oracle Corp.(12)                                                                                 97,500            4,070,625
                                                                                                                       ------------
                                                                                                                         35,114,375

-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--4.3%
       ADT Ltd.(12)                                                                                    475,000           10,865,625
       ----------------------------------------------------------------------------------------------------------------------------
       Analog Devices, Inc.(12)                                                                        421,300           14,271,538
       ----------------------------------------------------------------------------------------------------------------------------
       DuPont Photomasks, Inc.(12)                                                                      82,500            3,743,438
       ----------------------------------------------------------------------------------------------------------------------------
       ESS Technology, Inc.(12)                                                                        100,000            2,812,500
       ----------------------------------------------------------------------------------------------------------------------------
       Hewlett-Packard Co.                                                                             165,000            8,291,250
       ----------------------------------------------------------------------------------------------------------------------------
       Input/Output, Inc.(12)                                                                          150,000            2,775,000
       ----------------------------------------------------------------------------------------------------------------------------
       Intel Corp.                                                                                     490,000           64,159,375
       ----------------------------------------------------------------------------------------------------------------------------
       Photronics, Inc.(12)                                                                            117,200            3,193,700
       ----------------------------------------------------------------------------------------------------------------------------
       Ultrak, Inc.(12)                                                                                 66,900            2,040,450
                                                                                                                       ------------
                                                                                                                        112,152,876

-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--3.2%
       3Com Corp.(12)                                                                                  250,000           18,343,750
       ----------------------------------------------------------------------------------------------------------------------------
       Cisco Systems, Inc.(12)                                                                         295,000           18,769,375
       ----------------------------------------------------------------------------------------------------------------------------
       LCI International, Inc.(12)                                                                     760,000           16,340,000
       ----------------------------------------------------------------------------------------------------------------------------
       Millicom, Inc.(12)                                                                              400,000                   --
       ----------------------------------------------------------------------------------------------------------------------------
       Newbridge Networks Corp.(12)                                                                    200,000            5,650,000
       ----------------------------------------------------------------------------------------------------------------------------
       Periphonics Corp.(12)                                                                           132,400            3,872,700
       ----------------------------------------------------------------------------------------------------------------------------
       Uniphase Corp.(12)                                                                              100,000            5,250,000
       ----------------------------------------------------------------------------------------------------------------------------
       WorldCom, Inc.(12)                                                                              602,800           15,710,475
                                                                                                                       ------------
                                                                                                                         83,936,300

14     Oppenheimer Total Return Fund, Inc.

                                                                                                                      MARKET VALUE
                                                                                                     SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--6.4%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.9%
       Allegheny Power System, Inc.                                                                    460,000        $  13,972,500
       ----------------------------------------------------------------------------------------------------------------------------
       Boston Edison Co.                                                                               150,000            4,031,250
       ----------------------------------------------------------------------------------------------------------------------------
       Carolina Power & Light Co.                                                                      275,000           10,037,500
       ----------------------------------------------------------------------------------------------------------------------------
       CINergy Corp.                                                                                   239,000            7,976,625
       ----------------------------------------------------------------------------------------------------------------------------
       FPL Group, Inc.                                                                                 225,000           10,350,000
       ----------------------------------------------------------------------------------------------------------------------------
       Public Service Co. of Colorado                                                                  200,000            7,775,000
       ----------------------------------------------------------------------------------------------------------------------------
       SCANA Corp.                                                                                     180,000            4,815,000
       ----------------------------------------------------------------------------------------------------------------------------
       Southern Company                                                                                421,000            9,525,125
       ----------------------------------------------------------------------------------------------------------------------------
       Texas Utilities Co.                                                                             175,000            7,131,250
                                                                                                                      -------------
                                                                                                                         75,614,250

-----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--2.0%
       Columbia Gas System, Inc.                                                                       155,000            9,861,875
       ----------------------------------------------------------------------------------------------------------------------------
       El Paso Natural Gas Co.                                                                         286,160           14,451,080
       ----------------------------------------------------------------------------------------------------------------------------
       PanEnergy Corp.                                                                                 177,500            7,987,500
       ----------------------------------------------------------------------------------------------------------------------------
       Sonat, Inc.                                                                                     410,000           21,115,000
                                                                                                                      -------------
                                                                                                                         53,415,455

-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.5%
       BCE, Inc.                                                                                       175,000            8,356,250
       ----------------------------------------------------------------------------------------------------------------------------
       GTE Corp.                                                                                       450,000           20,475,000
       ----------------------------------------------------------------------------------------------------------------------------
       Pacific Telesis Group                                                                           100,000            3,675,000
       ----------------------------------------------------------------------------------------------------------------------------
       SBC Communications, Inc.                                                                        130,000            6,727,500
                                                                                                                      -------------
                                                                                                                         39,233,750
                                                                                                                      -------------
       Total Common Stocks (Cost $1,683,421,947)                                                                      2,111,593,448

===================================================================================================================================
PREFERRED STOCKS--1.0%
-----------------------------------------------------------------------------------------------------------------------------------
       Freeport-McMoRan Copper & Gold, Inc., Depositary Shares
       each representing 0.05 Shares of Step-Up Cv. Preferred Stock                                    290,000            8,047,500
       ----------------------------------------------------------------------------------------------------------------------------
       Microsoft Corp., $2.196 Cv., Series A                                                           185,000           14,823,125
       ----------------------------------------------------------------------------------------------------------------------------
       Money Store (The), $1.72 Cv. Preferred                                                           70,000            1,916,250
                                                                                                                      -------------
       Total Preferred Stocks (Cost $23,637,550)                                                                         24,786,875

===================================================================================================================================
OTHER SECURITIES--0.8%
-----------------------------------------------------------------------------------------------------------------------------------
       Cooper Industries, Inc., Debt Exchangeable for Common Stock,
       6% Exchangeable Nts., 1/1/99                                                                    365,000            7,071,875
       ----------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch & Co., Inc., 6.25% Structured Yield
       Product Exchangeable for Stock of IMC Global, Inc.                                               90,900            3,647,363
       ----------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch & Co., Inc., 6.50% Cv. Structured Yield
       Product Exchangeable for Stock due 8/15/98                                                      110,000            7,397,500
       ----------------------------------------------------------------------------------------------------------------------------
       RJR Nabisco Holdings Corp., $6.50 Cv., Series C                                                 400,000            2,700,000
                                                                                                                      -------------
       Total Other Securities (Cost $16,457,506)                                                                         20,816,738

15     Oppenheimer Total Return Fund, Inc.

                                                                                                                       MARKET VALUE
                                                                                                     UNITS             SEE NOTE 1
===================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
       American Satellite Network, Inc. Wts., Exp. 6/99                                                100,000           $       --
       ----------------------------------------------------------------------------------------------------------------------------
       Venezuela Government Wts., Exp. 4/20                                                             11,250                   --
                                                                                                                         ----------
       Total Rights, Warrants and Certificates (Cost $0)                                                                         --

                                                                                                     FACE
                                                                                                     AMOUNT(1)
===================================================================================================================================
STRUCTURED INSTRUMENTS--1.1%
-----------------------------------------------------------------------------------------------------------------------------------
       Bayerische Landesbank Girozentrale, New York Branch,
       6.28% Deutsche Mark Currency Protected Yield Curve CD, 7/25/97                              $ 1,000,000              996,500
       ----------------------------------------------------------------------------------------------------------------------------
       Canadian Imperial Bank of Commerce, New York Branch,
       13.50% Greek Drachma/Swiss Franc Linked Nts., 2/5/97                                          2,000,000            2,024,200
       ----------------------------------------------------------------------------------------------------------------------------
       Canadian Imperial Bank of Commerce, New York Branch, 17% CD,
       4/2/97 (indexed to the Russian Federation GKO, Zero Coupon, 3/26/97)                            850,000              847,875
       ----------------------------------------------------------------------------------------------------------------------------
       Canadian Imperial Bank of Commerce, New York Branch, 17.30% CD,
       2/26/97 (indexed to the Federation GKO, Zero Coupon, 2/19/97)(5)                              2,000,000            1,997,000
       ----------------------------------------------------------------------------------------------------------------------------
       Deutsche Bank AG, New York Branch, Czech Koruna Linked Nts.,
       Zero Coupon Debs., 12.548%, 2/3/97(4) CZK                                                    69,000,000            2,508,491
       ----------------------------------------------------------------------------------------------------------------------------
       ING (U.S.) Financial Holdings Corp., Zero Coupon
       Korean Won/U.S. Dollar Linked Nts., 10.87%, 6/9/97(4)                                           600,000              557,880
       ----------------------------------------------------------------------------------------------------------------------------
       ING (U.S.) Financial Holdings Corp., Zero Coupon Nts.,
       Linked to Greek Drachma/Swiss Franc Exchange Rate, 14.437%, 12/10/97(4)                       2,300,000            1,961,440
       ----------------------------------------------------------------------------------------------------------------------------
       Lehman Brothers Holdings, 15% U.S. Dollar Nts.
       Linked to Czech Koruna/Swiss Franc, 12/21/98                                                  1,200,000            1,199,040
       ----------------------------------------------------------------------------------------------------------------------------
       Lehman Brothers Holdings, Zero Coupon U.S. Dollar Nts.
       Linked to Greek Drachma/Swiss Franc, 15.639%, 12/23/97(4)                                     1,500,000            1,494,900
       ----------------------------------------------------------------------------------------------------------------------------
       Lehman Brothers Holdings, Zero Coupon U.S. Dollar Nts.
       Linked to Greek Drachma/Swiss Franc, 15.453%, 12/26/97(4)                                     1,500,000            1,497,900
       ----------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
       12.886%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(4)                                                                       2,000,000            1,999,200
       ----------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
       12.408%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(4)                                                                       2,000,000            1,999,200
       ----------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
       12.38%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(4)                                                                       4,200,000            4,198,320
       ----------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
       12.384%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(4)                                                                       4,000,000            3,998,400
       ----------------------------------------------------------------------------------------------------------------------------
       Swiss Bank Corp., New York Branch, 6.05% CD, 6/20/97
       (indexed to the closing Nikkei 225 Index on 1/23/97, 5 yr. & 3 mos.
       Japanese Yen Swap rate & New Zealand Dollar)                                                  1,700,000            1,734,850
                                                                                                                        -----------
       Total Structured Instruments (Cost $29,049,296)                                                                   29,015,196

16     Oppenheimer Total Return Fund, Inc.

                                                                                                                     MARKET VALUE
                                                                  DATE       STRIKE           CONTRACTS              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
       Australian Dollar Put Opt.                                 1/97        1.28 AUD          3,905,000            $        5,272
       ----------------------------------------------------------------------------------------------------------------------------
       Australian Dollar Put Opt.                                 2/97       1.282 AUD          3,900,000                    10,335
       ----------------------------------------------------------------------------------------------------------------------------
       Deutsche Mark Put Opt.                                     2/97       1.545 DEM         23,750,000                   130,530
       ----------------------------------------------------------------------------------------------------------------------------
       Italy (Republic of) Treasury Bonds,
       Buoni del Tesoro Poliennali, 9.50%, 2/1/06 Put Opt.        7/97       99.96 ITL              3,203                     2,242
       ----------------------------------------------------------------------------------------------------------------------------
       Japanese Yen Put Opt.                                      3/97         115 JPY        620,000,000                    85,560
       ----------------------------------------------------------------------------------------------------------------------------
       New Zealand Dollar Put Opt.                                3/97        1.43 NZD          1,693,000                    10,226
       ----------------------------------------------------------------------------------------------------------------------------
       New Zealand Dollar Put Opt.                                3/97        1.44 NZD             52,800                       192
       ----------------------------------------------------------------------------------------------------------------------------
       New Zealand Dollar Put Opt.                                3/97       1.453 NZD             23,500                        54
                                                                                                                       ------------
       Total Put Options Purchased (Cost $448,786)                                                                          244,411

                                                                                              FACE
                                                                                              AMOUNT
===================================================================================================================================
REPURCHASE AGREEMENTS--5.9%
-----------------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with J.P. Morgan Securities, Inc.,
       6.50%, dated 12/31/96, to be repurchased at $71,225,711 on 1/2/97, collateralized by U.S. Treasury Bonds, 7.875%--12%, 5/15/09--2/15/21,
       with a value of $58,761,504 and U.S. Treasury Nts., 4.75%--6%,
       8/31/98--9/30/98, with a value of $14,589,775                                           $71,200,000               71,200,000
       ----------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with PaineWebber, Inc., 6.50%, dated 12/31/96, to be repurchased at $83,830,261 on 1/2/97,collateralized by
       U.S. Treasury Nts., 5.75%--8.75%, 9/30/97--8/31/00, with a value of $86,406,815          83,800,000               83,800,000
                                                                                                                     --------------
       Total Repurchase Agreements (Cost $155,000,000)                                                                  155,000,000

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,171,977,154)                                                    100.1%           2,620,185,161
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                 (0.1)              (2,863,594)
                                                                                               -----------           --------------
NET ASSETS                                                                                           100.0%          $2,617,321,567
                                                                                               ===========           ==============

17     Oppenheimer Total Return Fund, Inc.

----------------------------------------------------------------------------------------------------------------------------
       1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
       AUD--Australian Dollar              JPY--Japanese Yen
       CAD--Canadian Dollar                MXP--Mexican Peso
       CZK--Czech Koruna                   MYR--Malaysian Ringgit
       DEM--German Deutsche Mark           NOK--Norwegian Krone
       DKK--Danish Krone                   NZD--New Zealand Dollar
       GBP--British Pound Sterling         PTE--Portuguese Escudo
       IDR--Indonesian Rupiah              SEK--Swedish Krona
       ITL--Italian Lira                   ZAR--South African Rand

       2. A sufficient amount of liquid assets has been designated to cover outstanding call options, as follows:

                                               CONTRACTS/FACE           EXPIRATION     EXERCISE            PREMIUM    MARKET VALUE
                                               SUBJECT TO CALL          DATE           PRICE               RECEIVED   SEE NOTE 1
       ---------------------------------------------------------------------------------------------------------------------------
       Call Option on Australian Dollar              3,178,670          1/97             1.229 AUD         $20,502        $    318
       ---------------------------------------------------------------------------------------------------------------------------
       Banco Hipotecario Nacional (Argentina)
       Medium-Term Nts., 10.625%, 8/7/06             1,000,000          8/00           $100.00               9,200          30,000
       ---------------------------------------------------------------------------------------------------------------------------
       Call Option on British Pound Sterling         1,290,000          1/97             1.632 GBP          29,051         103,071
       ---------------------------------------------------------------------------------------------------------------------------
       Call Option on British Pound Sterling         2,500,000          3/97              1.69 GBP          46,000          83,350
       ---------------------------------------------------------------------------------------------------------------------------
       Call Option on British Pound Sterling           910,000          3/97              1.71 GBP          17,772          28,301
       ---------------------------------------------------------------------------------------------------------------------------
       Morocco (Kingdom of) Loan
       Participation Agreement,
       Tranche A, 6.437%, 1/1/09                     4,505,000          1/97           $79.875              49,105         135,150
       ---------------------------------------------------------------------------------------------------------------------------
       Call Option on New Zealand Dollar             1,693,000          3/97             1.412 NZD          11,174           9,938
       ---------------------------------------------------------------------------------------------------------------------------
       Call Option on New Zealand Dollar                52,800          3/97             1.419 NZD             341             381
       ---------------------------------------------------------------------------------------------------------------------------
       Call Option on New Zealand Dollar                23,500          3/97             1.428 NZD             164             223
                                                                                                          --------        --------
                                                                                                          $183,309        $390,732
                                                                                                          ========        ========

      3. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

      4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

      5. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

      6. Represents the current interest rate for a variable rate security.

      7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $31,379,012 or 1.20% of the Fund's net assets, at December 31, 1996.

      8. Represents the current interest rate for an increasing rate security.

      9. When-issued security to be delivered and settled after December 31, 1996.

      10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

      11. Non-income producing--issuer is in default of interest payment.

      12. Non-income producing security.

      See accompanying Notes to Financial Statements.

18     Oppenheimer Total Return Fund, Inc.

       STATEMENT OF ASSETS AND LIABILITIES   December 31, 1996

==============================================================================================================
ASSETS
       Investments, at value (cost $2,171,977,154)--see accompanying statement                  $2,620,185,161
       -------------------------------------------------------------------------------------------------------
       Cash                                                                                          6,739,797
       -------------------------------------------------------------------------------------------------------
       Unrealized appreciation on forward foreign currency exchange contracts--Note 5                  138,091
       -------------------------------------------------------------------------------------------------------
       Receivables:
       Investments sold                                                                             13,688,515
       Interest, dividends and principal paydowns                                                    5,744,650
       Shares of capital stock sold                                                                  4,969,889
       Closed forward foreign currency exchange contracts                                              183,735
       -------------------------------------------------------------------------------------------------------
       Other                                                                                            77,488
                                                                                                --------------
       Total assets                                                                              2,651,727,326

==============================================================================================================
LIABILITIES
       Options written, at value (premiums received $183,309)--see accompanying statement--Note 6      390,731
       -------------------------------------------------------------------------------------------------------
       Payables and other liabilities:
       Investments purchased                                                                        23,376,555
       Shares of capital stock redeemed                                                              4,245,040
       Dividends                                                                                     3,999,174
       Distribution and service plan fees                                                            1,297,178
       Closed forward foreign currency exchange contracts                                              351,868
       Transfer and shareholder servicing agent fees                                                    84,655
       Directors' fees                                                                                  10,797
       Other                                                                                           649,761
                                                                                                --------------
       Total liabilities                                                                            34,405,759

==============================================================================================================
NET ASSETS                                                                                      $2,617,321,567
                                                                                                ==============

==============================================================================================================
COMPOSITION OF
NET ASSETS
       Par value of shares of capital stock                                                     $   26,841,566
       -------------------------------------------------------------------------------------------------------
       Additional paid-in capital                                                                2,134,457,377
       -------------------------------------------------------------------------------------------------------
       Overdistributed net investment income                                                          (364,489)
       -------------------------------------------------------------------------------------------------------
       Accumulated net realized gain on investments and foreign currency transactions                8,265,055
       -------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments and translation of assets and
       liabilities denominated in foreign currencies                                               448,122,058
                                                                                                --------------
       Net assets                                                                               $2,617,321,567
                                                                                                ==============

==============================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets of $1,826,598,516
       and 186,889,306 shares of capital stock outstanding)                                             $ 9.77
       Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)  $10.37

       -------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $754,917,593 and 77,852,227 shares of capital stock outstanding)                              $ 9.70

       -------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $17,553,545 and 1,805,922 shares of capital stock outstanding)                                $ 9.72

       -------------------------------------------------------------------------------------------------------
       Class Y Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $18,251,913 and 1,868,204 shares of capital stock outstanding)                                $ 9.77

       See accompanying Notes to Financial Statements.

19     Oppenheimer Total Return Fund, Inc.

       STATEMENT OF OPERATIONS   For the Year Ended December 31, 1996

==============================================================================================================
INVESTMENT INCOME
       Interest (net of foreign withholding taxes of $50,205)                                    $  34,379,002
       -------------------------------------------------------------------------------------------------------
       Dividends (net of foreign withholding taxes of $261,206)                                     33,517,384
                                                                                                  ------------
       Total income                                                                                 67,896,386

==============================================================================================================
EXPENSES
       Management fees--Note 4                                                                      12,631,975
       -------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                       3,068,444
       Class B                                                                                       6,709,692
       Class C                                                                                          82,374
       -------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                         2,897,019
       -------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                             620,763
       -------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                     307,358
       -------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                         181,767
       Class B                                                                                          33,177
       Class C                                                                                           5,405
       Class Y                                                                                           4,881
       -------------------------------------------------------------------------------------------------------
       Directors' fees and expenses                                                                     68,244
       -------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                          61,624
       -------------------------------------------------------------------------------------------------------
       Insurance expenses                                                                               46,566
       -------------------------------------------------------------------------------------------------------
       Other                                                                                           122,017
                                                                                                   -----------
       Total expenses                                                                               26,841,306

==============================================================================================================
NET INVESTMENT INCOME                                                                               41,055,080

==============================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
       Net realized gain on:
       Investments and options written (including premiums on options exercised)                   299,931,324
       Closing of futures contracts                                                                    227,640
       Closing and expiration of options written--Note 6                                               995,498
       Foreign currency transactions                                                                 2,216,197
                                                                                                  ------------
       Net realized gain                                                                           303,370,659

       -------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on:
       Investments                                                                                  82,610,254
       Translation of assets and liabilities denominated in foreign currencies                      (3,814,331)
                                                                                                  ------------
       Net change                                                                                   78,795,923
                                                                                                  ------------
       Net realized and unrealized gain                                                            382,166,582

==============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $423,221,662
                                                                                                  ============

       See accompanying Notes to Financial Statements.

20     Oppenheimer Total Return Fund, Inc.

       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                                1996                1995
==================================================================================================================================
OPERATIONS
       Net investment income                                                                    $   41,055,080      $   44,120,320
       ---------------------------------------------------------------------------------------------------------------------------
       Net realized gain                                                                           303,370,659         137,567,265
       ---------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                        78,795,923         314,781,561
                                                                                                --------------      --------------
       Net increase in net assets resulting from operations                                        423,221,662         496,469,146

==================================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                     (33,143,640)        (35,374,788)
       Class B                                                                                      (7,780,831)         (9,099,459)
       Class C                                                                                        (120,797)            (11,241)
       Class Y                                                                                        (290,763)           (121,199)
       ---------------------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                                                    (201,096,072)        (85,267,758)
       Class B                                                                                     (83,631,438)        (32,692,902)
       Class C                                                                                      (1,874,710)            (84,903)
       Class Y                                                                                      (1,947,759)           (366,754)

==================================================================================================================================
CAPITAL STOCK
TRANSACTIONS
       Net increase in net assets resulting from capital stock transactions--Note 2:
       Class A                                                                                     206,458,102          69,917,082
       Class B                                                                                     140,890,490          72,588,581
       Class C                                                                                      16,404,454           1,689,246
       Class Y                                                                                      11,355,744           5,093,914

==================================================================================================================================
NET ASSETS
       Total increase                                                                              468,444,442         482,738,965
       ---------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                       2,148,877,125       1,666,138,160
                                                                                                --------------      --------------
       End of period (including overdistributed net investment income
       of $364,489 and $1,164,352 respectively)                                                 $2,617,321,567      $2,148,877,125
                                                                                                ==============      ==============

       See accompanying Notes to Financial Statements.

21     Oppenheimer Total Return Fund, Inc.

       FINANCIAL HIGHLIGHTS

                                                                 CLASS A
                                                                 --------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                                 1996              1995             1994
===============================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                                  $9.35              $7.80            $8.69
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                   .20                .23              .23
Net realized and unrealized gain (loss)                                1.63               2.09             (.91)
                                                                 ----------          ---------        ---------
Total income (loss) from investment operations                         1.83               2.32             (.68)
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                   (.20)              (.22)            (.21)
Distributions from net realized gain                                  (1.21)              (.55)              --
                                                                 ----------          ---------        ---------
Total dividends and distributions to shareholders                     (1.41)              (.77)            (.21)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $9.77              $9.35            $7.80
                                                                 ==========          =========        =========
===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                                   19.73%             30.12%           (7.86)%

===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $1,826,599         $1,550,710       $1,235,637
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $1,684,726         $1,394,245       $1,261,729
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                                  1.96%              2.53%            2.88%
Expenses                                                               0.90%              0.92%            1.01%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                            117.5%              84.8%           117.2%
Average brokerage commission rate(7)                                $0.0591            $0.0532               --

1. For the period from June 1, 1994 (inception of offering) to December 31,
1994.

2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

3. For the period from May 1, 1993 (inception of offering) to December 31,
1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


22     Oppenheimer Total Return Fund, Inc.

                             CLASS B
-----------------------      -----------------------------------------------------
                             YEAR ENDED DECEMBER 31,
   1993         1992         1996           1995        1994             1993(3)
==================================================================================
     $7.84        $7.49        $9.29         $7.76         $8.66            $8.23
----------------------------------------------------------------------------------

       .18          .17          .12           .15           .17              .09
      1.45          .75         1.62          2.08          (.91)            1.03
 ---------    ---------    ---------     ---------      --------         --------
      1.63          .92         1.74          2.23          (.74)            1.12

----------------------------------------------------------------------------------

      (.20)        (.20)        (.12)         (.15)         (.16)            (.11)
      (.58)        (.37)       (1.21)         (.55)           --             (.58)
 ---------    ---------    ---------     ---------      --------         --------
      (.78)        (.57)       (1.33)         (.70)         (.16)            (.69)
----------------------------------------------------------------------------------

     $8.69        $7.84        $9.70         $9.29         $7.76            $8.66
 =========    =========    =========     =========      ========         ========

==================================================================================
     21.24%       12.83%       18.78%        29.03%        (8.64)%          13.91%

==================================================================================

$1,223,395     $795,474     $754,918      $589,804      $429,427         $218,716
----------------------------------------------------------------------------------
  $992,381     $662,917     $671,593      $510,744      $360,773         $ 90,952
----------------------------------------------------------------------------------

      2.21%        2.68%        1.15%         1.70%         2.11%            1.09%(5)
      0.93%        0.96%        1.71%         1.75%         1.87%            1.87%(5)
----------------------------------------------------------------------------------
     143.9%       143.5%       117.5%         84.8%        117.2%           143.9%
        --           --      $0.0591       $0.0532            --               --





 CLASS C                      CLASS Y
 ----------------------       -----------------------------------------
 YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
 1996         1995(2)         1996           1995               1994(1)
=======================================================================
   $9.33          $9.19          $9.35          $7.80             $8.23
-----------------------------------------------------------------------


     .16            .07            .23            .20               .15
    1.57            .73           1.61           2.13              (.41)
 -------        -------       --------        -------          --------
    1.73            .80           1.84           2.33              (.26)

-----------------------------------------------------------------------

    (.13)          (.11)          (.21)          (.23)             (.17)
   (1.21)          (.55)         (1.21)          (.55)               --
 -------       --------       --------       --------         ---------
   (1.34)          (.66)         (1.42)          (.78)             (.17)
-----------------------------------------------------------------------
   $9.72          $9.33          $9.77          $9.35             $7.80
 =======       ========       ========       ========         =========

=======================================================================
   18.67%          8.82%         19.88%         30.23%            (3.15)%

=======================================================================

 $17,554         $1,655        $18,252         $6,709            $1,074
-----------------------------------------------------------------------
 $ 8,277         $  784        $13,083         $3,944            $  320
-----------------------------------------------------------------------


    1.05%          1.42%(5)       2.08%          2.51%             4.07%(5)
    1.76%          1.77%(5)       0.77%          0.87%             0.96%(5)
-----------------------------------------------------------------------
   117.5%          84.8%         117.5%          84.8%            117.2%
 $0.0591        $0.0532        $0.0591        $0.0532                --



5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $2,704,801,613 and $2,433,438,627, respectively.

7. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


23  Oppenheimer Total Return Fund, Inc.

       NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

       Oppenheimer Total Return Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high total return through investments which are expected to provide opportunities for growth or to produce income, or both. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class A, Class B and Class C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

       ------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

       -------------------------------------------------------------------------
       FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rate of exchange prevailing on the respective dates of such transactions.

               The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

       -------------------------------------------------------------------------
       REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

       -------------------------------------------------------------------------
       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       -------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

       -------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

24     Oppenheimer Total Return Fund, Inc.

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

               During the year ended December 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $1,627,613, a decrease in overdistributed net investment income of $1,080,814, and an increase in accumulated net realized gain on investments of $546,799.

       -------------------------------------------------------------------------
       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. CAPITAL STOCK

       The Fund has authorized 450 million, 200 million, 200 million and 10 million shares of $.10 par value Class A, Class B, Class C and Class Y capital stock, respectively. Transactions in shares of capital stock were as follows:

                                                               YEAR ENDED DECEMBER 31, 1996         YEAR ENDED DECEMBER 31, 1995(1)
                                                               ----------------------------         -------------------------------
                                                               SHARES              AMOUNT           SHARES              AMOUNT
       ----------------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                                      20,733,025       $208,977,166       18,844,314       $166,165,690
       Dividends and distributions reinvested                    22,428,454        219,649,555       12,296,649        112,950,173
       Redeemed                                                 (22,110,493)      (222,168,619)     (23,719,242)      (209,198,781)
                                                                -----------       ------------      -----------      -------------
       Net increase                                              21,050,986       $206,458,102        7,421,721       $ 69,917,082
                                                                ===========       ============      ===========      =============

       ----------------------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                                      14,539,920       $145,115,033       13,740,203       $120,055,138
       Dividends and distributions reinvested                     8,941,258         86,830,460        4,344,180         39,709,825
       Redeemed                                                  (9,142,775)       (91,055,003)      (9,944,572)       (87,176,382)
                                                                -----------      -------------       ----------       ------------
       Net increase                                              14,338,403       $140,890,490        8,139,811       $ 72,588,581
                                                                ===========      =============       ==========       ============

       ----------------------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                                       1,529,403       $ 15,491,645          172,793        $ 1,648,892
       Dividends and distributions reinvested                       198,823          1,933,848           10,117             93,507
       Redeemed                                                     (99,731)        (1,021,039)          (5,483)           (53,153)
                                                                 ----------       ------------       ----------        -----------
       Net increase                                               1,628,495       $ 16,404,454          177,427        $ 1,689,246
                                                                 ==========       ============       ==========        ===========

       ----------------------------------------------------------------------------------------------------------------------------
       Class Y:
       Sold                                                       1,481,212        $14,899,947          635,605        $ 5,604,059
       Dividends and distributions reinvested                       228,630          2,238,523           52,875            487,953
       Redeemed                                                    (559,150)        (5,782,726)        (108,744)          (998,098)
                                                                 ----------        -----------       ----------        -----------
       Net increase                                               1,150,692        $11,355,744          579,736        $ 5,093,914
                                                                 ==========        ===========       ==========        ===========


       1. For the year ended December 31, 1995 for Class A, Class B and Class Y shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class C shares.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At December 31, 1996, net unrealized appreciation on investments and options written of $448,000,585 was composed of gross appreciation of $476,480,803 and gross depreciation of $28,480,218.

25     Oppenheimer Total Return Fund, Inc.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $100 million of average annual net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

               For the year ended December 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $4,329,798, of which $934,605 was retained by OppenheimerFunds Distributor, Inc.
       (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $4,468,914 and $142,701, of which $371,419 and $4,807, respectively, was paid to an affiliated broker/dealer. During the year ended December 31, 1996, OFDI received contingent deferred sales charges of $1,054,974 and $3,567, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1996, OFDI paid $235,887 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

               The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI paid $93,473 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $5,318,916 and $76,238, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At December 31, 1996, OFDI had incurred unreimbursed expenses of $18,066,359 for Class B and $189,390 for Class C.

================================================================================
5. FORWARD CONTRACTS

       A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

               The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

               Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

               Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

               Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

26     Oppenheimer Total Return Fund, Inc.

================================================================================
5. FORWARD CONTRACTS
   (CONTINUED)

       At December 31, 1996, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                                                CONTRACT AMOUNT   VALUATION AS OF      UNREALIZED
       CONTRACTS TO PURCHASE                                EXCHANGE DATE       (000'S)           DECEMBER 31, 1996    APPRECIATION
       ---------------------------------------------------------------------------------------------------------------------------
       South African Rand (ZAR)                             1/3/97                5,630 ZAR       $1,202,320              $  3,277
       Spanish Peseta (ESP)                                 10/20/97            528,537 ESP        4,063,928                41,969
                                                                                                  ----------              --------
                                                                                                  $5,266,248                45,246
                                                                                                  ==========              ========
       CONTRACTS TO SELL
       ---------------------------------------------------------------------------------------------------------------------------
       Swiss Franc (CHF)                                    10/20/97              5,100 CHF       $3,929,114                92,845
                                                                                                  ==========              --------
                                                                                                                          $138,091
                                                                                                                          ========

================================================================================
6. OPTION ACTIVITY

       The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

               The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

               Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

               Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

               The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

       Written option activity for the year ended December 31, 1996 was as follows:

                                                            CALL OPTIONS                               PUT OPTIONS
                                                            ----------------------------------         ---------------------------
                                                            NUMBER OF             AMOUNT OF            NUMBER OF       AMOUNT OF
                                                            OPTIONS               PREMIUMS             OPTIONS         PREMIUMS
       ---------------------------------------------------------------------------------------------------------------------------
       Options outstanding at December 31, 1995                    --             $        --               --         $       --
       ---------------------------------------------------------------------------------------------------------------------------
       Options written                                       50,620,173             1,257,664          940,238            105,639
       ---------------------------------------------------------------------------------------------------------------------------
       Options closed or expired                            (30,043,398)             (910,598)        (940,238)          (105,639)
       ---------------------------------------------------------------------------------------------------------------------------
       Options exercised                                    (10,958,700)             (163,757)              --                 --
       ---------------------------------------------------------------------------------------------------------------------------
       Options outstanding at December 31, 1996               9,618,075           $   183,309               --         $       --
                                                            ===========           ===========         ========         ==========


================================================================================
7. ILLIQUID AND RESTRICTED
   SECURITIES

       At December 31, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1996 was $14,362,332 which represents less than 0.55% of the Fund's net assets.

27     Oppenheimer Total Return Fund, Inc.

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Directors and Shareholders of Oppenheimer Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Total Return Fund, Inc. as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the period January 1, 1992 to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Total Return Fund, Inc. at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Denver, Colorado
January 22, 1997

28     Oppenheimer Total Return Fund, Inc.

FEDERAL INCOME TAX INFORMATION   (Unaudited)

================================================================================
In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       Distributions of $1.2585, $1.2337, $1.2361 and $1.2640 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 20, 1996, of which, for each class of shares, $0.8174 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

       Dividends paid by the Fund during the fiscal year ended December 31, 1996 which are not designated as capital gain distributions should be multiplied by 22.60% to arrive at the net amount eligible for the corporate dividend-received deduction.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

29     Oppenheimer Total Return Fund, Inc.

       OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
OFFICERS AND DIRECTORS

       James C. Swain, Chairman and Chief Executive Officer
       Bridget A. Macaskill, Director and President
       Robert G. Avis, Director
       William A. Baker, Director
       Charles Conrad, Jr., Director
       Jon S. Fossel, Director
       Sam Freedman, Director
       Raymond J. Kalinowski, Director
       C. Howard Kast, Director
       Robert M. Kirchner, Director
       Ned M. Steel, Director
       George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
       Bruce Bartlett, Vice President
       Diane Sobin, Vice President
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER

       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR

       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

       OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

       The Bank of New York

================================================================================
INDEPENDENT AUDITORS

       Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL

       Myer, Swanson, Adams & Wolf, P.C.

       This is a copy of a report to shareholders of Oppenheimer Total Return Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Total Return Fund, Inc. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

30     Oppenheimer Total Return Fund, Inc.

       OPPENHEIMERFUNDS FAMILY

================================================================================
       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

               When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

               At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

=============================================================================================
STOCK FUNDS
               Developing Markets Fund                      Growth Fund
               Global Emerging Growth Fund                  Global Fund
               Enterprise Fund(2)                           Quest Global Value Fund
               International Growth Fund                    Disciplined Value Fund
               Discovery Fund                               Oppenheimer Fund
               Quest Small Cap Value Fund                   Value Stock Fund
               Gold & Special Minerals Fund                 Quest Value Fund
               Capital Appreciation Fund(3)

===============================================================================================
STOCK & BOND FUNDS
               Main Street Income & Growth Fund             Equity Income Fund
               Quest Opportunity Value Fund                 Disciplined Allocation Fund
               Total Return Fund                            Asset Allocation Fund
               Quest Growth & Income Value Fund             Strategic Income & Growth Fund
               Global Growth & Income Fund                  Bond Fund for Growth

================================================================================================
BOND FUNDS
               International Bond Fund                      Bond Fund
               High Yield Fund                              U.S. Government Trust
               Champion Income Fund                         Limited-Term Government Fund
               Strategic Income Fund

================================================================================================
MUNICIPAL FUNDS
               California Municipal Fund(4)                 Insured Municipal Fund
               Florida Municipal Fund(4)                    Intermediate Municipal Fund
               New Jersey Municipal Fund(4)
               New York Municipal Fund(4)                   Rochester Division
               Pennsylvania Municipal Fund(4)               Rochester Fund Municipals
               Municipal Bond Fund                          Limited Term New York Municipal Fund

================================================================================================
MONEY MARKET FUNDS(5)
               Money Market Fund                            Cash Reserves

===============================================================================================
LIFESPAN
               Growth Fund                                  Income Fund
               Balanced Fund

               1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

               2. Effective 4/1/96, the Fund is closed to new investors.

               3. On 12/18/96, the Fund's name was changed from "Target Fund."

               4. Available only to investors in certain states.

               5. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

               (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

31     Oppenheimer Total Return Fund, Inc.

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048


TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457


PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310


TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461


OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0420.001.1296       February 28, 1997

[PHOTO]

Customer Service Representative
OppenheimerFunds Services

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

       And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

       When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

       For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

       You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

       So call us today--we're here to help.

[OPPENHEIMER FUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

------------------------
Bulk Rate
U.S. Postage
PAID
Permit No. 130
Torrington, CT
------------------------